UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2008

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-32532	20-0865835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky	41101
(Address of principal executive offices)	(Zip Code)

P.O. Box 391, Covington, Kentucky
(Mailing Address)	41012-0391
(Zip Code)

 Registrant’s telephone number, including area code: (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

On November 14, 2008, Ashland Inc. (“Ashland”) filed a report on Form 8-K (the "Original Form 8-K") to report the completion of its acquisition of Hercules Incorporated (“Hercules”) on November 13, 2008, pursuant to the terms of the Agreement and Plan of Merger dated as of July 10, 2008 among Ashland, Ashland Sub One, Inc. and Hercules (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, each of the issued and outstanding shares of common stock, no par value, of Hercules was converted into the right to receive 0.0930 of a share of Ashland common stock and $18.60 in cash.  The description of the Merger Agreement is qualified in its entirety by the full text of the agreement attached as Exhibit 2.1 to a Current Report on Form 8-K dated July 10, 2008.

By this amendment to the Original Form 8-K, Ashland is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01     Financial Statements and Exhibits

Set forth below are the financial statements relating to the completed acquisition described above that are required to be filed as part of this Form 8-K:

(a)        Financial Statements of Business Acquired

Historical audited Consolidated Balance Sheets of Hercules as of December 31, 2007 and 2006, and historical audited Consolidated Statements of Operations and Comprehensive Income (Loss), Consolidated Statements of Cash Flows and Consolidated Statements of Stockholders' Equity of Hercules for the Years Ended December 31, 2007, 2006 and 2005, and the notes related thereto, filed as a part of Item 15 to Hercules’ Annual Report on Form 10-K, dated February 28, 2008 as adjusted by Exhibit 99.1 to Hercules' Current Report on Form 8-K dated July 30, 2008 (SEC File No. 001-00496), are incorporated herein by reference.

The historical unaudited Consolidated Balance Sheet of Hercules as of September 30, 2008, and historical unaudited Consolidated Statements of Operations and Comprehensive Income and the Consolidated Statement of Cash Flows for the nine months ended September 30, 2008, and the notes related thereto, filed as a part of Item 1 to Hercules’ Quarterly Report on Form 10-Q, dated October 27, 2008 (SEC File No. 001-00496), are incorporated herein by reference.

(b)        Pro Forma Financial Information

Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2008, and Unaudited Pro Forma Combined Condensed Statement of Income for the Year Ended September 30, 2008, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.1.

(d)   Exhibits

23.1	Consent of BDO Seidman, LLP

99.1      Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

December 18, 2008	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of BDO Seidman, LLP

99.1	Pro Forma Financial Information

4